PRIVATE TRADING SYSTEMS, INC. 2005 STOCK INCENTIVE PLAN

                          NOTICE OF STOCK OPTION AWARD
                          ----------------------------



     Optionee's Name and Address:
                                    _________________________________
                                    _________________________________
                                    _________________________________

     Optionee has been granted an option to purchase shares of common stock of Private Trading Systems, Inc., a Nevada corporation (the "Company"), subject to
                                                           -------
the  terms  and  conditions of this Notice of Stock Option Award (the "Notice"),
                                                                       ------
the  Private  Trading  Systems, Inc., 2005 Stock Incentive Plan (the "Plan") and
                                                                      ----
the  Stock  Option  Award Agreement (the "Option Agreement") attached hereto, as
                                          ----------------
follows:

     Award  Number:                 ____________________

     Date  of  Grant:               ____________________

     Vesting  Commencement  Date:   ____________________

     Exercise  Price  per  Share:   $___________________

     Total Number of Shares of
     Common Stock Subject
     to the Option (the "Stock"):   ____________________
                         -----

     Total  Exercise  Price:        $___________________

     Type  of  Option:              [Non-Qualified  Stock  Option/Incentive
                                    Stock Option]

     Expiration  Date:              ____________________

     Type  of  Service:             ____________________



Vesting  Schedule:
-----------------

     Subject to Optionee's continuous service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

     -    25%  of  the  Stock  will  vest  on  the  Vesting  Commencement  Date;

     - 25% of the Stock will vest on the first anniversary of the Vesting Commencement Date;

     - 25% of the Stock will vest on the second anniversary of the Vesting Commencement Date; and

     - 25% of the Stock will vest on the third anniversary of the Vesting Commencement Date.

     IN WITNESS WHEREOF, the Company and the Optionee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

                              PRIVATE TRADING SYSTEMS, INC.
                              a Nevada corporation

                              By:
                                 -----------------------------------------------
                              Chief  Executive  Officer  and  President

THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE STOCK SUBJECT TO THE OPTION WILL VEST, IF AT ALL, ONLY DURING THE PERIOD OF OPTIONEE'S CONTINUOUS SERVICE OR EMPLOYMENT, AS APPLICABLE, (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING STOCK HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PRIVATE TRADING SYSTEMS, INC., 2005 STOCK INCENTIVE PLAN WILL CONFER UPON THE OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF OPTIONEE'S CONTINUOUS SERVICE OR EMPLOYMENT, NOR WILL IT INTERFERE IN ANY WAY WITH THE OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S CONTINUOUS SERVICE OR EMPLOYMENT, WITH OR WITHOUT CAUSE.

     The Optionee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he, she, or it is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Optionee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company or any committee created by the Board of Directors to administer the Plan upon any questions arising under this Notice, the Plan or the Option Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated in this Notice.


Dated:                                     Signed:
      --------------------------                  --------------------------
                                                   Optionee

                                                          AWARD NUMBER: ________

                          PRIVATE TRADING SYSTEMS, INC.
                            2005 STOCK INCENTIVE PLAN
                           STOCK OPTION AWARD AGREEMENT

                                    RECITALS

     The Board of Directors of Private Trading Systems, Inc., a Nevada corporation (the "Company") has adopted the Private Trading Systems, Inc. 2005
                    -------
Stock Incentive Plan ("Plan") as an incentive to retain key employees, officers,
                       ----
directors, and consultants of the Company and to enhance the ability of the Company to attract new employees, officers, directors, and consultants whose services are considered unusually valuable by providing an opportunity for them to have a proprietary interest in the success of the Company.

     The  Board  of Directors of the Company ("Board") has approved the granting
                                               -----
of options to Optionee pursuant to the Plan, the Notice of Stock Option Award ("Notice") attached hereto, and this Agreement to provide an incentive to
  ------
Optionee to focus on the long-term growth of the Company. All capitalized terms set forth in this Stock Option Award Agreement that are not otherwise defined, will have the meaning ascribed to them in the Plan or Notice, as applicable.

     1.     GRANT OF OPTION.  The Company hereby grants to the Optionee named in
            ---------------
the  Notice  the  right  and option (hereinafter referred to as the "Option") to
                                                                     ------
purchase that number of shares of Stock set forth in the Notice (such number being subject to adjustment as provided in Section 12 hereof and Article 11 of
                                             ----------            ----------
the Plan) on the terms and conditions and at the exercise price all as set forth in the Notice. The Option may be exercised in whole or in part and from time to time as hereinafter provided.

     If designated in the Notice as an "Incentive Stock Option", the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Stock subject to Options designated as Incentive Stock Options which become exercisable for the first time by the Optionee during any calendar year (under all plans of the Company or any parent or subsidiary) exceeds $100,000, such excess Options, to the extent of the Stock covered thereby in excess of the foregoing limitation, will be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Stock will be determined as of the date the Option with respect to such Stock is awarded.

     2.     VESTING  OF  OPTION.  The Option will vest and become exercisable in
            -------------------
accordance  with  the  Vesting  Schedule  set  forth  in  the  Notice:

     3.     EXERCISE  PRICE.  The  price  at  which Optionee will be entitled to
            ---------------
purchase the Stock covered by the Option will be the Exercise Price per Share as set forth in the Notice.

     4.     TERM  OF  OPTION.  The  Option  granted  under  this  Agreement will
            ----------------
expire, unless otherwise exercised, ten years from the Date of Grant as set forth in the Notice, through and including the normal close of business of the Company on the Expiration Date as set forth in the Notice, subject to earlier termination as provided in Section 8 hereof.
                               ----------

     5.     EXERCISE  OF  OPTION.  The Option may be exercised by Optionee as to
            --------------------
all or any part of the Stock then vested by delivery to the Company of written notice of exercise in the form attached hereto as ExhibitA ("Exercise Notice")
                                                    --------   ---------------
and  payment  of  the  purchase  price  as  provided in Sections 6 and 7 hereof.
                                                        ----------     -

     6.     METHOD  OF  EXERCISING  OPTION.
            ------------------------------

            6.1 GENERAL. Subject to the terms and conditions of this Option Agreement, the Notice and the Plan, the Option may be exercised by timely delivery to the Company of the Exercise Notice, which notice will be effective on the date received by the Company ("Effective Date"). The Exercise Notice
                                          --------------
will state Optionee's election to exercise the Option, the number of shares in respect of which an election to exercise has been made, the method of payment elected (see Section 7 hereof), the exact name or names in which the shares will
             ---------
be registered and the Social Security number of Optionee. Such Exercise Notice will be signed by Optionee and will be accompanied by payment of the purchase price of such shares. In the event the Option will be exercised by a person or persons other than Optionee pursuant to Section 8 hereof, such Exercise Notice
                                          ---------
will be signed by such other person or persons and will be accompanied by proof acceptable to the Company of the legal right of such person or persons to exercise the Option. All shares delivered by the Company upon exercise of the Option will be fully paid and nonassessable upon delivery.

            6.2 TAXES. No shares of Stock will be delivered to the Optionee or other person pursuant to the exercise of the Option until the Optionee or other person has made arrangements acceptable to the Committee or the Company for the satisfaction of foreign, federal, state and local income and employment tax withholding obligations. Upon exercise of the Option, the Company or the Optionee's employer may withhold or collect from the Optionee or other person an amount sufficient to satisfy such tax obligations.

            6.3 OPTIONEE'S REPRESENTATIONS. In the event the Stock purchasable pursuant to the exercise of the Option has not been registered under the Securities Act of 1933, as amended ("Securities Act"), at the time the
                                               --------------
Option is exercised, the Optionee will, if requested by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company a standard investment representation in the form attached as Exhibit B.
---------

     7.     METHOD  OF  PAYMENT  FOR OPTIONS.  Payment for shares purchased upon
            --------------------------------
the exercise of the Option will be made by Optionee in cash, previously-acquired Stock or such other method permitted by the Board or a committee thereof and communicated to Optionee in writing prior to the date Optionee exercises all or any portion of the Option.

     8.     TERMINATION  OF  EMPLOYMENT.
            ---------------------------

            8.1 GENERAL. If the Optionee terminates service or employment for any reason other than death or Disability, then the Optionee may at any time within 90 days after the effective date of termination of employment exercise the Option to the extent that the Optionee was entitled to exercise the Option at the date of termination, provided that the Option will lapse immediately upon a termination for Cause. In no event will the Option be exercisable after the Expiration Date as set forth in the Notice.

            8.2 DEATH OR DISABILITY OF OPTIONEE. In the event of the death or Disability (as that term is defined in the Plan) of Optionee within a period during which the Option, or any part thereof, could have been exercised by Optionee, including 90 days after termination of service or employment without cause (the "Option Period"), the Option will lapse unless it is exercised within
            -------------
the Option Period and in no event later than 12 months after the date of Optionee's death or Disability by Optionee or Optionee's legal representative or representatives in the case of a Disability or, in the case of death, by the person or persons entitled to do so under Optionee's last will and testament or if Optionee fails to make a testamentary disposition of such Option or will die intestate, by the person or persons entitled to receive such Option under the applicable laws of descent and distribution. An Option may be exercised following the death or Disability of Optionee only if the Option was exercisable by Optionee immediately prior to his death or Disability. In no event will the Option be exercisable after the Expiration Date. The Board or a committee thereof will have the right to require evidence satisfactory to it of the rights of any person or persons seeking to exercise the Option under this Section 8 to
                                                                    ---------
exercise  the  Option.

     9.     NONTRANSFERABILITY.  The  Option  granted  by  this Option Agreement
            ------------------
will  be  exercisable  only  during the term of the Option provided in Section 4
                                                                       ---------
hereof and, except as otherwise provided herein, only by Optionee during his or her lifetime and while an Optionee of the Company. This Option will not be transferable by Optionee or any other person claiming through Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution or such other events as set forth in this Option Agreement and the Plan. Notwithstanding the foregoing, Optionee will be permitted to transfer this Option to a trust for estate planning purposes. In addition, the Stock purchased under this Option Agreement will be subject to the resale restrictions set forth in the Option Agreement and the Plan.

     10.     MARKET  STAND-OFF AGREEMENT.  Optionee, if requested by the Company
             ---------------------------
and an underwriter of Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Stock (or other securities) of the Company held by Optionee during the period not to exceed 180 days as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act. Such agreement will be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop transfer instructions with respect to the Stock (or other securities) subject to the foregoing restriction until the end of such project.

     11.     ADJUSTMENTS  IN NUMBER OF SHARES AND OPTION PRICE.  In the event of
             -------------------------------------------------
a stock dividend or in the event the Stock will be changed into or exchanged for a different number or class of shares of stock of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there will be substituted for each such remaining share of Stock then subject to this Option the number and class of shares of stock into which each outstanding share of Stock will be so exchanged, all without any change in the aggregate purchase price for the shares then subject to the Option, all as set forth in Section 10 of the Plan.
                                                         ----------

     12.     DELIVERY  OF  SHARES.  No  shares  of  Stock will be delivered upon
             --------------------
exercise of the Option until (i) the purchase price will have been paid in full in the manner herein provided; (ii) applicable taxes required to be withheld have been paid or withheld in full; (iii) approval of any governmental authority required in connection with the Option, or the issuance of shares thereunder, has been received by the Company. Optionee understands and agrees that Company may cause certain legends as appropriate to reflect applicable state and federal securities laws or applicable contractual restrictions to be placed upon any certificate(s) evidencing ownership of the Stock delivered upon exercise of the Option.

     13.     SECURITIES  ACT.  The  Company  will not be required to deliver any
             ---------------
shares of Stock pursuant to the exercise of all or any part of the Option if, in the opinion of counsel for the Company, such issuance would violate the Securities Act or any other applicable federal or state securities laws or regulations.

     14.     DEFINITIONS; COPY OF PLAN.  To the extent not specifically provided
             -------------------------
herein, all capitalized terms used in this Option Agreement will have the same meanings ascribed to them in the Plan and Notice as the case may be. By the execution of the Notice, Optionee acknowledges receipt of a copy of the Plan.

     15.     ADMINISTRATION.  This Option Agreement will at all times be subject
             --------------
to the terms and conditions of the Plan and the Plan will in all respects be administered by the Committee in accordance with the terms of and as provided in the Plan. The Committee will have the sole and complete discretion with respect to all matters reserved to it by the Plan and decisions of the Committee with respect thereto and to this Option Agreement will be final and binding upon Optionee and the Company. In the event of any conflict between the terms and conditions of this Option Agreement and the Plan, the provisions of the Plan will control.

     16.     CONTINUATION  OF  EMPLOYMENT.  This  Option  Agreement  will not be
             ----------------------------
construed to confer upon Optionee any right to continue in the employment or service of the Company and will not limit the right of the Company, in its sole and absolute discretion, to terminate the employment of Optionee at any time.

     17.     OBLIGATION  TO  EXERCISE.  Optionee  will  have  no  obligation  to
             ------------------------
exercise  any  Option  granted  by  this  Option  Agreement.

     18.     GOVERNING  LAW.  This  Option  Agreement  will  be  interpreted and
             --------------
administered  under  the  laws  of  the  State  of  Arizona.

     19.     AMENDMENTS.  This Option Agreement may be amended only by a written
             ----------
agreement executed by the Company and Optionee. The Company and Optionee acknowledge that changes in federal tax laws enacted subsequent to the Date of Grant, and applicable to stock options, may provide for tax benefits to the Company or Optionee. In any such event, the Company and Optionee agree that this Option Agreement may be amended as necessary to secure for the Company and Optionee any benefits that may result from such legislation. Any such amendment will be made only upon the mutual consent of the Company and Optionee, which consent (of either party) may be withheld for any reason.

     20.     TAX CHARACTERIZATION.  This Option  is  intended to be eligible for
             --------------------
treatment as an Incentive Stock Option under Section 422 of the Code ("Incentive
                                                                       ---------
Stock"),  then  whether this Option will receive such tax treatment will depend,
-----
in part, on the actions by Optionee after exercise of this Option. For example, if Optionee disposes of any of the Incentive Stock acquired under this Option within two years after the Date of Grant and within one year of the date of exercise of this Option, Optionee may lose the benefits of Code Section 422. Accordingly, the Company makes no representations by way of the Notice, the Plan, this Option Agreement, or otherwise, with respect to the actual tax consequences of the grant or exercise of this Option or the subsequent disposition of the Stock acquired under this Option.

     If Optionee sells or makes a disposition (within the meaning of Section 422 of the Code) of any Incentive Stock acquired under this Option prior to the later of (i) one year from the date of exercise of such Stock, or (ii) two years from the Date of Grant, Optionee agrees to give written notice to the Company of such disposition. The notice will include Optionee's name, the number, exercise price and exercise date of the shares of Stock disposed of, and the date of disposition.

     21.     LIMITS  ON  TRANSFER.  This Option and the Stock purchased upon the
             --------------------
exercise of the Option will be subject to the Limits on Transfer contained in the Plan.

                  [REMAINDER OF  PAGE INTENTIONALLY LEFT BLANK]

                                    EXHIBIT A
                                    ---------

             PRIVATE TRADING SYSTEMS, INC. 2005 STOCK INCENTIVE PLAN

                                 EXERCISE NOTICE
                                 ---------------


Private Trading Systems, Inc.
15849 North 71st Street, Suite 105
Scottsdale, Arizona 85254

Attention:  Secretary

1.   Effective as of today, ______________, ___ the undersigned (the "Optionee")
                                                                      --------
     hereby elects to exercise the Optionee's option to purchase ___________ shares of the Common Stock (the "Stock") of Private Trading Systems, Inc.,
                                       -----
     a  Nevada  corporation  (the  "Company")  under and pursuant to the Private
                                    -------
     Trading  Systems,  Inc., 2005 Stock Incentive Plan (the "Plan") and the [ ]
                                                              ----
     Incentive [ ] Non-Qualified Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (the "Notice") dated
                                                                ------
     ______________, ________. To the extent not specifically provided herein, all capitalized terms used in this Exercise Notice will have the same meanings ascribed to them in the Plan and the Notice, as the case may be.

2.   Representations  of  the  Optionee.  The  Optionee  acknowledges  that  the
     ----------------------------------
     Optionee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3.   Rights  as  Shareholder.  Until the stock certificate evidencing such Stock
     ---------------------
     is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such stock certificate within 30 days after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in of the Plan.

4.   Delivery  of  Payment.  The  Optionee  herewith delivers to the Company the
     ---------------------
     full Exercise Price for the Stock in the form(s) provided for in the Option Agreement.

5.   Tax  Consultation.  The  Optionee  understands that the Optionee may suffer
     -----------------
     adverse tax consequences as a result of the Optionee's purchase or disposition of the Stock. The Optionee represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the Stock and that the Optionee is not relying on the Company for any tax advice.

6.   Taxes.  The  Optionee  agrees  to  satisfy all applicable foreign, federal,
     -----
     state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Optionee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Award Date or within one
     (1) year from the date the Shares were transferred to the Optionee. If the Company is required to satisfy any foreign, federal, state or local income or employment tax withholding obligations as a result of this Option, the Optionee agrees to satisfy the amount of such withholding in a manner that the Committee prescribes.

7.   Restrictive  Legends.  The  Optionee  understands  and  agrees  that  the
     --------------------
     Company may cause certain legends as appropriate to reflect applicable state and federal securities laws or applicable contractual restrictions to be placed upon any certificate(s) evidencing ownership of the Stock delivered upon exercise of this Option.

8.   Successors  and  Assigns.  The  Company  may assign any of its rights under
     ------------------------
     this Exercise Notice to single or multiple assignees, and this agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice will be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

9.   Headings.  The  captions  used  in  this  Exercise  Notice are inserted for
     --------
     convenience and will not be deemed a part of this agreement for construction or interpretation.

10.  Interpretation.  Any  dispute  regarding  the  interpretation  of  this
     --------------
     Exercise Notice will be submitted by the Optionee or by the Company forthwith to the Committee, which will review such dispute at its next regular meeting. The resolution of such a dispute by the Committee will be final and binding on all persons.

11.  Governing  Law;  Severability.  This  Exercise Notice is to be construed in
     -----------------------------
     accordance with and governed by the internal laws of the State of Arizona without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Arizona to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions will nevertheless remain effective and will remain enforceable.

12.  Notices.  Any  notice  required  or  permitted  hereunder  will be given in
     -------
     writing and will be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

13.  Further  Instruments.  The  parties  agree  to  execute  such  further
     --------------------
     instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

14.  Entire  Agreement.  The  Notice,  the  Plan  and  the  Option Agreement are
     -----------------
     incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and the Optionee.

Submitted by:                               Accepted by:

OPTIONEE:                                   PRIVATE TRADING SYSTEMS, INC.

                                            By:
                                               ---------------------------------
                                            Title:
----------------------------------                ------------------------------
          (Signature)

Address:                                    Address:
-------                                     -------

----------------------------------          Private Trading Systems, Inc.
----------------------------------          15849 North 71st Street, Suite 105
                                            Scottsdale, Arizona 85254

                                    EXHIBIT B
                                    ---------

             PRIVATE TRADING SYSTEMS, INC. 2005 STOCK INCENTIVE PLAN

                       INVESTMENT REPRESENTATION STATEMENT
                       -----------------------------------


GRANTEE:        ____________________________________

COMPANY:        PRIVATE TRADING SYSTEMS, INC.

SECURITY:       COMMON STOCK

AMOUNT:         ____________________________________

DATE:           ____________________________________

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:


Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").
                                                               --------------

Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Optionee's investment intent as expressed herein. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the Section immediately above.
                   -------


Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Optionee represents that he or she is a resident of the state of ______________.

                                        Signature of Optionee:


                                        ----------------------------------------

                                        Date:
                                             -----------------------------------


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